UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2025

IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

85 New Hampshire Avenue, Suite 150, Portsmouth, New Hampshire
(Address of Principal Executive Offices)
03801
(Zip Code)

(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $.01 par value per share	IRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Annual Meeting of Stockholders of Iron Mountain Incorporated (the "Company") was held on May 29, 2025 (the "Annual Meeting"). At the Annual Meeting, the Company’s stockholders approved an amendment (the "Plan Amendment") to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan (the "2014 Plan"), to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 4,600,000 from 20,750,000 to 25,350,000, and to extend the termination date of the 2014 Plan from May 12, 2031 to May 29, 2035. The material terms of the 2014 Plan, as amended by the Plan Amendment, are summarized in the Company’s Proxy Statement for the Annual Meeting dated April 18, 2025, as supplemented on May 5, 2025 (the “Proxy Statement”). A copy of the Plan Amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders elected ten directors, each for a one-year term of office to serve until the Company’s 2026 Annual Meeting of Stockholders, or until their successors are elected and qualified. The nominated directors received the following votes:

Name	For	Against	Abstain	Broker Non-Vote
Jennifer Allerton	220,750,946	1,496,885	308,718	33,591,568
Pamela M. Arway	217,284,252	4,962,846	309,451	33,591,568
Kent P. Dauten	212,191,961	10,028,884	335,704	33,591,568
June Y. Felix	221,872,316	366,213	318,020	33,591,568
Monte Ford	220,112,449	2,115,832	328,268	33,591,568
Robin L. Matlock	218,950,378	3,288,845	317,326	33,591,568
William L. Meaney	221,184,345	1,053,109	319,095	33,591,568
Walter C. Rakowich	216,509,870	5,704,685	341,994	33,591,568
Theodore R. Samuels	216,266,123	5,953,163	337,263	33,591,568
Doyle R. Simons	221,101,209	1,133,771	321,569	33,591,568

At the Annual Meeting, the Company’s stockholders approved an amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan, which was previously approved by the Board of Directors. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
213,309,793	8,581,122	665,634	33,591,568

At the Annual Meeting, the Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
211,858,914	9,973,817	723,818	33,591,568

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. This proposal received the following votes:

For	Against	Abstain
244,861,185	10,921,782	365,150

The results reported above are final voting results.

Item 8.01.    Other Events.

Committee Appointments

On May 28, 2025, upon recommendation from the Company’s Nominating and Governance Committee (the “Nominating and Governance Committee”), the Board of Directors approved the appointment of the following members of the Company’s Audit, Compensation and Nominating and Governance Committees, effective at the conclusion of the Annual Meeting on May 29, 2025, and subject to their re-election at the Annual Meeting:

Audit Committee
Walter C. Rakowich, Chair
Jennifer Allerton
Kent P. Dauten
June Y. Felix
Compensation Committee
Robin L. Matlock, Chair
Pamela M. Arway
Monte Ford
Doyle R. Simons
Nominating and Governance Committee
Theodore R. Samuels, Chair
Pamela M. Arway
Kent P. Dauten
Walter C. Rakowich

The Company also has a Finance Committee and a Risk and Safety Committee, neither of which are required by the rules of the New York Stock Exchange. On May 28, 2025, the Board of Directors, upon recommendation from the Nominating and Governance Committee, approved the appointment of the following members to these committees, effective at the conclusion of the Annual Meeting on May 29, 2025, and subject to their re-election at the Annual Meeting:

Finance Committee
Doyle R. Simons, Chair
Kent P. Dauten
Walter C. Rakowich
Theodore R. Samuels

Risk and Safety Committee
Monte Ford, Chair
Jennifer Allerton
June Y. Felix
Robin L. Matlock

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

10.1 Fourth Amendment to the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan. (Filed
herewith.)

101    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104    The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Michelle Altamura
Name:	Michelle Altamura
Title:	Executive Vice President, General Counsel and Secretary

Date: June 4, 2025